Exhibit 99.1

0 AMERICAN STRATEGIC INVESTMENT CO. Second Quarter Investor Presentation 196 Orchard Street Retail Condominium - New York, NY_

1 Second Quarter 2025 Highlights 1) See appendix for a full description of capitalized terms and Non-GAAP reconciliations. 2) Refer to slide 6 – Top 10 Tenant Investment Grade Profile. Based on Annualized Straight-line Rent and on ratings information as of June 30, 2025. For our purposes, includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade ratings, which includes ratings of the tenant’s parent (regardless of whether the parent has guaranteed the tenant’s obligation under the lease) or lease guarantor. See appendix for a full definition of Investment Grade. ASIC’s top 10 tenants are 54.9% actual Investment Grade (“IG”) rated and 21.9% implied Investment Grade. 3) Refer to slide 7 – Active Portfolio Management for additional information. 4) Refer to slide 9 – Capital Structure and Q2’25 Financial Results for further information regarding our capital structure and liquidity. 5) Based on Annualized Straight-Line Rent as of June 30, 2025. 6) Calculated as total mortgage notes payable, gross of $350.0 million minus cash and cash equivalents of $5.3 million (excluding restricted cash) divided by the carrying value of total assets of $462.6 million plus accumulated depreciation and amortization of $78.1 million as of June 30, 2025. 7) Data as of June 30, 2025. 1 Manhattan focused real estate portfolio features an underlying tenant base in core commercial businesses, and an attractive top 10 tenant base that is 77% Investment Grade(1)(2) ✓ Portfolio Occupancy(1) of 82.0% with a weighted-average Remaining Lease Term(1) of 6.0 years ✓ Solid tenant base featuring government agencies and Investment Grade corporate tenants with core commercial business ✓ Core office properties are well located in desirable submarkets with proximity to major transportation hubs ✓ Top 10 tenants that are 77%(2) Investment Grade rated and have a Remaining Lease Term of 7.5 years ✓ Well-balanced and long-term lease maturity schedule with over 53%(5) of leases expiring after 2030 ✓ Continued the marketing process for the dispositions of 123 William St and 196 Orchard St ✓ Executed two lease renewals during the quarter at 123 William and 1140 Avenue of the Americas, extending the weighted average Remaining Lease Term(1) of the portfolio from 5.4 years as of Q1’25 to 6.0 years as of Q2’25 ✓ 100% fixed-debt capital structure with a weighted-average debt maturity of 1.8 years at a 6.4% weighted-average interest rate ✓ Net Leverage of 63.8% ✓ No debt maturities in 2025 (6) ✓ Advisor and affiliates own approximately 1.5 million(7) shares, demonstrating their commitment to the Company High Quality Manhattan Focused Portfolio Active Portfolio Management(3) Conservative Debt Profile and Advisor-Shareholder Alignment(4)

2 Continued the marketing efforts for the sale of 123 William Street and 196 Orchard Street Strategic Dispositions Highlights ✓ Continued the marketing process for the sale of 123 William Street and 196 Orchard Street ✓ Management believes 123 William Street and 196 Orchard Street are well-positioned to generate significant proceeds and create excess cash reserves ✓ Management intends to deploy proceeds towards higher-yielding investments in assets beyond Manhattan real estate, further diversifying the Company’s business Street view of the lobby at 123 William Street Street view of 196 Orchard Street

3 Second Quarter 2025 Portfolio Highlights Metric ($ and SF in mm) Q2’25 Real Estate Investments, at Cost $432.4 Number of Properties 6 Total Square Feet 1.0 Annualized Straight-line Rent $45.1 Occupancy 82.0% Weighted-Average Remaining Lease Term(2) 6.0 Years 1) Ratings information is as of June 30, 2025. Weighted based on Annualized Straight-Line Rent as of June 30, 2025. ASIC’s top 10 tenants are 54.9% actual Investment Grade rated and 21.9% implied Investment Grade. Refer to slide 6– Top 10 Tenant Investment Grade Profile and Definitions in the appendix for additional information. 2) See appendix for a full description of capitalized terms and Non-GAAP reconciliations. 3) Based on Annualized Straight-Line Rent as of June 30, 2025. 3 Financial Services 24% Government / Public Administration 17% Office Space 12% Retail 11% Non-profit 10% Fitness 6% Services 5% Parking 4% Professional Services 2% Other 9% Portfolio of real estate investments featuring a diverse tenant mix across six mixed-use office and retail condominium buildings that are primarily located in Manhattan Top 10 Tenants’ Credit Ratings(1) Tenant Industry Diversity(3) Lease Expiration Schedule(3) Portfolio Metrics 77% 23% Investment Grade Not Rated 8% 5% 14% 10% 4% 7% 2025 2026 2027 2028 2029 2030 Thereafter 53%

4 Real Estate Portfolio Highlights

5 Detailed Property Summary Note: Data as of June 30, 2025. 1) Figures represent real estate assets at cost. 2) Based on Annualized Straight-Line Rent as June 30, 2025. 3) In June 2025, we were notified of a complaint filed, by the lenders of our loan agreement secured by the 1140 Avenue of the Americas property, with the Supreme Court of the State of New York in the County of New York ("Court"), requesting the Court initiate foreclosure proceedings on the mortgage on the property. For more information, see our 2Q 2025 10-Q filed with the SEC. Property Real Estate Assets(1) ($ mm) Occupancy Remaining Lease Term(2) (in years) % of Annualized Straight-Line Rent % of Portfolio Square Feet 123 William Street $269.5 84% 4.2 45% 55%_ 196 Orchard Street $66.6 100% 9.6 15% 6%_ 400 E. 67th Street $22.8 44% 5.8 4% 6%_ 1140 Avenue of the Americas(3) $50.2 74% 6.3 31% 25%_ 200 Riverside Blvd. $7.9 100% 12.0 2% 6%_ 8713 Fifth Avenue $15.4 100% 9.4 2% 2%_ Total Portfolio $432.4 82% 6.0 100% 100%_ Note: Map shows five properties located in Manhattan. Medical office building in Brooklyn not pictured. Diversified portfolio across six mixed-use office and retail assets that are primarily located in Manhattan with close proximity to major transportation hubs

6 Note: Portfolio data as of June 30, 2025, unless otherwise noted. 1) Weighted based on Annualized Straight-Line Rent as of June 30, 2025. 2) Based on Annualized Straight-line Rent and on ratings information as of June 30, 2025. Includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade ratings, which includes ratings of the tenant’s parent (regardless of whether the parent has guaranteed the tenant’s obligation under the lease) or lease guarantor. See appendix for a full description of Investment Grade. ASIC’s top 10 tenants are 54.9% actual Investment Grade (“IG”) rated and 21.9% implied Investment Grade. Top 10 Tenant Investment Grade Profile Tenant Space Type Tenant Industry Credit Rating(2) Remaining Lease Term (in years) % of Portfolio SLR % of Portfolio SF City National Bank Office / Retail Financial Services A2 8.0 9.7% 4.4%_ Planned Parenthood Federation of America, Inc. Office Non-Profit A3* 6.0 7.5% 8.4%_ Equinox Retail Fitness Not Rated 13.4 6.4% 3.7%_ NYC Dept. of Youth & Community Development Office Government Aa2 12.5 4.9% 5.0%_ CVS Retail Retail Baa3 9.2 4.8% 1.2%_ USA General Services Administration Office Government Aa1 2.0 4.6% 6.0%_ NY State Dept. of Licensing Office Government Aa1 2.1 4.1% 5.6%_ Marshalls Retail Retail A2* 3.3 3.6% 2.5%_ Edgewood Partners Insurance Center Office Office Space Not Rated 9.1 2.8% 2.5%_ 1140 Office Suites LLC Office Office Space Not Rated 5.8 2.6% 3.2%_ *Implied Rating 77% IG Rated 7.5 50.9% 42.4%_ Credit Rating: A2 Credit Rating: Baa3 Credit Rating: Aa1 Credit Rating: Aa2 Top 10 tenants(1) feature a balance of Investment Grade corporate tenants with core commercial businesses and government agencies

7 Active portfolio management drives lease renewals, in conjunction with strategic disposition initiatives to manage capital structure Active Portfolio Management Portfolio Management Highlights ✓ Executed two lease renewals during the quarter at 123 William and 1140 Avenue of the Americas ✓ Extends the Weighted-Average Remaining Lease Term(1) of the portfolio from 5.4 years as of Q1’25 to 6.0 years as of Q2’25 ✓ Closed on the sale 9 Times Square at a sale price of $63.5 million in Q4’24 ✓ Generated net cash proceeds of $13.5 million, allowing the Company to further explore the diversification of the portfolio ✓ Continued marketing process for the sale of 123 William Street and 196 Orchard Street(2) ✓ Management intends to deploy proceedstowards higher-yielding investments in assets beyond Manhattan real estate, further diversifying the Company’s business 1) See Definitions in the appendix for a full description. 2) There can be no assurance that ASIC will complete the dispositions of the above referenced properties on commercially reasonable terms, if at all.

8 Financial Highlights

9 Capital Structure and Q2’25 Financial Results Note: We expect to fund our operating expenses and capital requirements over the next 12 months with cash on hand, cash generated from operations and other potential sources. 1) See Definitions in the appendix for a full description. 2) Calculated as total mortgage notes payable, gross of $350.0 million minus cash and cash equivalents of $5.3 million (excluding restricted cash) divided by the carrying value of total assets of $462.6 million plus accumulated depreciation and amortization of $78.1 million as of June 30, 2025. 3) See appendix for Non-GAAP reconciliations. Debt capital structure features limited near term debt maturities, 100% fixed-rate debt at a 6.4% weighted-average interest rate and Net Leverage(2) of 58.9% Key Capitalization Metrics ($ and shares in mm) Q2’25 Fixed Debt % 100.0% Weighted Averaged Effective Interest Rate 6.4% Total Debt $350.0 Real estate assets, at cost $432.3 Net Leverage(2)(3) 63.8% Weighted Average Basic and Diluted Shares Outstanding 2.5 100% fixed-rate Debt Maturity Schedule $99.0 $140.0 $60.0 $51.0 $40.0 $60.0 $80.0 $10 0.0 $12 0.0 $14 0.0 $16 0.0 $18 0.0 2025 2026 2027 2028 2029 $0.0 Key Financial Results ($ mm) Q2’25 Revenue from Tenants $12.2 Net Loss ($41.7) EBITDA(3) ($30.2) Adjusted EBITDA(3) $0.4 Cash NOI(1)(3) $4.2 Capital Structure and Financial Highlights ✓ Cash NOI was down YoY from $7.4mm in Q2’24 to $4.2mm in Q2’25 ✓ Entirely fixed-rate mortgage debt with a weighted-average effective interest rate of 6.4% ✓ Weighted-average debt maturity of 1.8 years, no debt maturities in 2025, and Net Leverage of 58.9% No debt maturities in 2025

10 ASIC’s capital structure is composed of entirely fixed-rate mortgage debt, limiting adverse effects from rising interest rates No debt maturities in 2025 In line with prevailing interest rate market Represents modest leverage profile Key Capitalization Metrics 10 Capital structure features limited near-term debt maturities, 100% fixed-rate debt and Net Leverage of 58.9%(1) Capital Structure Highlights 100% Fixed-Rate Conservative capital structure that features 100% fixed-rate debt, Net Leverage of 63.8%(1), a Weighted-Average Interest Rate of 6.4%, and a Weighted-Average Debt Maturity of 1.8 years 1.8 Year Weighted-Average Debt Maturity 6.4% Weighted-Average Interest Rate 63.8% Net Leverage 1) Calculated as total mortgage notes payable, gross of $350.0 million minus cash and cash equivalents of $5.3 million (excluding restricted cash) divided by the carrying value of total assets of $462.6 million plus accumulated depreciation and amortization of $78.1 million as of June 30, 2025.

11 Management and Board of Directors

12 Experienced Management Team Christopher Chao Senior Vice President of Asset Management ▪ Responsible for asset management and leasing activity ▪ Former Asset Management and Acquisitions Director for Paramount Group, Inc., a 9 million square foot New York City office portfolio Michael LeSanto Chief Financial Officer ▪ Served as Chief Financial Officer since March 2024 ▪ With a background in public accounting, Mr. LeSanto previously served as Chief Accounting Officer of ASIC and held a number of senior accounting positions prior to joining the Company Nicholas Schorsch, Jr. Chief Executive Officer ▪ Served as Chief Executive Officer since March 2025 ▪ Also serves as the Chief Operating Officer of AR Global Investments since 2015 ▪ Previously served as President of G&P Acquisition Corp, Executive Vice President at American Realty Capital Properties, and Executive Vice President of Realty Capital Securities

13 Board of Directors Michael Weil | Director and Executive Chairman ▪ Founding partner of AR Global and former Chief Executive Officer of ASIC ▪ Currently serves as CEO and Chairman of Global Net Lease (NYSE:GNL) ▪ Mr. Weil previously served as Executive Vice President of AR Capital, where he supervised the origination of investment opportunities for all AR Capital-sponsored investment programs Louis DiPalma | Independent Director and Audit Committee Chairman ▪ Independent director of the Company since December 2022 ▪ Member of the Rhode Island State Senate and served in positions such as the chair of the Senate Committee on Rules, Government Ethics and Oversight, first vice chair of the Senate Committee on Finance and as a member of the Senate Committee on Education Nicholas Radesca | Independent Director ▪ Mr. Radesca has decades of public company experience as chief financial officer of numerous companies, including serving as interim chief financial officer of the Company and as chief financial officer of AR Global and related companies ▪ Mr. Radesca brings to the Company a deep background in real estate, credit, M&A and operating businesses, Elizabeth Tuppeny | Lead Independent Director ▪ Chief Executive Officer and founder of Domus, Inc., since 1993 ▪ 30 years of experience in the branding and advertising industries, with a focus on Fortune 500 companies ▪ Ms. Tuppeny also founded EKT Development, LLC to pursue entertainment projects in publishing, feature film and education video games Strong Corporate Governance ✓ Majority independent Board of Directors, with additional oversight provided by committees comprised solely of independent directors ✓ PricewaterhouseCoopers LLP currently acts as the independent auditor for ASIC ✓ ASIC is supported by robust financial accounting and reporting teams, and maintains financial reporting processes, controls and procedures ✓ Advisor and its affiliates own approximately 1.5 million(1) shares, demonstrating their commitment to Company 1) As of June 3030, 2025.

14 Appendix

15 Definitions Adjusted EBITDA: We define Adjusted EBITDA as EBITDA, as defined below, further excluding (i) impairment charges, (ii) interest income and other income or expense, (iii) gains or losses on debt extinguishment, (iv) equity-based compensation expense, (v) acquisition and transaction costs, (vi) gain or loss on asset sales and (vii) and expenses paid with issuances of our common stock in lieu of cash. Annualized Straight-Line Rent or “SLR”: Straight-line rent which is annualized and calculated using most recent available lease terms as of the period end indicated. EBITDA: We define EBITDA as net loss excluding (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization expense. Cash NOI: We define Cash NOI as net income (loss), the most directly comparable GAAP financial measure, less income from investment securities and interest, plus general and administrative expenses, acquisition and transaction-related expenses, depreciation and amortization, other non-cash expenses and interest expense. In calculating Cash NOI, we also eliminate the effects of straight-lining of rent and the amortization of above- and below-market leases. Investment Grade: As used herein, investment grade includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade. Implied investment grade may include actual ratings of tenant parent, guarantor parent (regardless of whether the parent has guaranteed the tenant’s obligation under the lease) or by using a proprietary Moody’s analytical tool, which generates an implied rating by measuring a company’s probability of default. Ratings information is as of June 30, 2025. Top 10 tenants are 54.9% actual investment grade rated, and 21.9% implied investment grade rated. Net Leverage: Calculated as total mortgage notes payable, gross of $350.0 million minus cash and cash equivalents of $5.3 million (excluding restricted cash) divided by the carrying value of total assets of $462.6 million plus accumulated depreciation and amortization of $78.1 million as of June 30, 2025. NOI: Defined as a non-GAAP financial measure used by us to evaluate the operating performance of our real estate. NOI is equal to total revenues, excluding contingent purchase price consideration, less property operating and maintenance expense. NOI excludes all other items of expense and income included in the financial statements in calculating net (loss). Occupancy: Represents percentage of square footage of which the tenant has taken possession of divided by the respective total rentable square feet as of the date or period end indicated. Remaining Lease Term: Represents the outstanding tenant lease term. Weighted based on Annualized Straight-Line rent as of the date or period end indicated.

16 Reconciliation of Non-GAAP Metrics: Cash NOI For the Three Months Ended (in thousands) June 30, 2025 June 30, 2024 Net Loss (in accordance with GAAP) $ (41,660) $ (91,851) Depreciation & Amortization 3,545 5,151 Interest Expense 7,850 5,201 EBITDA (30,265) (81,499) Impairment of real estate investments 30,558 84,724 Equity-based compensation 92 186 Asset and property management fees paid in common stock to related parties in lieu of cash - 1,077 Other income (expense) (4) (9) Adjusted EBITDA 381 4,479 Asset and property management fees to related parties payable in cash 1,682 850 General & Administrative 2,172 1,964 NOI 4,235 7,293 Accretion of below- and amortization of above-market lease liabilities and assets, net (138) (57) Straight-line rent (revenue as a lessor) 102 157 Straight-line ground rent (expense as lessee) (3) 27 Cash NOI $ 4,196 $ 7,416 Cash Net Operating Income (Cash NOI) Reconciliation Schedule

17 Legal Notices

18 Important Additional Information and Where to Find It References in this presentation to the “Company,” “we,” “us” and “our” refer to American Strategic Investment Co. (“ASIC”) and its consolidated subsidiaries. This presentation contains estimates and information concerning the Company's industry that are based on industry publications and reports. The Company has not independently verified the accuracy of the data contained in these industry publications and reports. Estimates and information in this presentation involve a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. The industry in which we operate is subject to a high degree of uncertainty and risk due to variety of factors, including those described in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 filed on August 8, 2025 with the Securities and Exchange Commission (the "SEC") and all other filings filed with the SEC after that date including but not limited to the subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as such risks, uncertainties and other important factors may be updated from time to time in the Company's subsequent reports. These and other factors could cause results to differ materially from those expressed in these publications and reports. Non-GAAP Financial Measures We disclose certain non-GAAP financial measures we use to evaluate our performance, such as Cash Net Operating Income (“Cash NOI”). A description of these non-GAAP measures and reconciliations to the most directly comparable GAAP measure, which is net income (loss), is provided on slide 16. None of these non-GAAP financial measures should be considered as a substitute for net income or any other financial measure presented in accordance with generally accepted accounting principles in the United States ("GAAP"). Because non-GAAP financial measures are not standardized, such as Cash NOI, as defined by the Company, may not be comparable to similarly titled measures reported by other companies. It therefore may not be possible to compare the Company's use of these non-GAAP financial measures with those used by other companies. A reconciliation of all non-GAAP measures disclosed in this presentation to their nearest respective GAAP measures can be found on slide 16 of this presentation. 18

19 Forward Looking Statements This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities of American Strategic Investment Co. (“We” or the “Company”). Any offer or sale of securities will be made only by means of a prospectus and related documentation meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. This presentation contains statements that are not historical facts and may be forward-looking statements, including statements regarding the intent, belief or current expectations of us, our operating partnership and members of our management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,”“believes,” “estimates,” “projects,” “potential,” “predicts,” “expects,” “plans,” “intends,” “would,” “could,” “should” or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those contemplated by such forward-looking statements. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include (a) the anticipated benefits of the Company’s election to terminate its status as a real estate investment trust, (b) whether the Company will be able to successfully acquire new assets or businesses, (c) the ability of the Company to consummate the sale of 9 Times Square (d) the ability of the Company to execute its business plan and sell certain of its properties on commercially practicable terms, if at all; (e) the potential adverse effects of the geopolitical instability due to the ongoing military conflict between Russia and Ukraine and Israel and Hamas, including related sanctions and other penalties imposed by the U.S. and European Union, and the related impact on the Company, the Company’s tenants, and the global economy and financial markets, (f) the potential adverse effects of inflationary conditions and higher interest rate environment, (g) that any potential future acquisition or disposition is subject to market conditions and capital availability and may not be completed on favorable terms, or at all, and (h) the Company may not be able to continue to meet the New York Stock Exchange's (“NYSE”) continued listing requirements and rules, and the NYSE may delist the Company's common stock, which could negatively affect the Company, the price of the Company's common stock and the Company's shareholders' ability to sell the Company's common stock, as well as those risks and uncertainties set forth in the Risk Factors section of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 to be filed on May 9, 2025 and all other filings with the Securities and Exchange Commission after that date including but not limited to the subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law.